             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

 ....Dean Witter Government Income Trust. . . . . . . . . . . .
    High Income Advantage Trust
    High Income Advantage Trust II
    InterCapital Income Securities Inc.
    Municipal Income Trust
    Municipal Income Opportunities Trust
    Municipal Income Opportunities Trust III
        (Name of Registrant(s) Specified in its Charter)

 ....Lou Anne McInnis                  . . . . . . . . . . . . .
        (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):

[ x ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[     ]  Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                              PRELIMINARY PROXY
        FOR INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                     DEAN WITTER GOVERNMENT INCOME TRUST
                         HIGH INCOME ADVANTAGE TRUST
                        HIGH INCOME ADVANTAGE TRUST II
                     INTERCAPITAL INCOME SECURITIES INC.
                            MUNICIPAL INCOME TRUST
                     MUNICIPAL INCOME OPPORTUNITIES TRUST
                   MUNICIPAL INCOME OPPORTUNITIES TRUST III

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD MAY 1, 1997

   Special Meetings of Shareholders ("Meeting(s)") of DEAN WITTER GOVERNMENT INCOME TRUST, HIGH INCOME ADVANTAGE TRUST, HIGH INCOME ADVANTAGE TRUST II, INTERCAPITAL INCOME SECURITIES INC., MUNICIPAL INCOME TRUST, MUNICIPAL INCOME OPPORTUNITIES TRUST and MUNICIPAL INCOME OPPORTUNITIES TRUST III (individually, a "Fund" and, collectively, the "Funds"), six unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in the Career Development Room, 61st Floor, 2 World Trade Center, New
York, New York 10048, on May 1, 1997 at       P.M., New York City time, for
the following purposes:

     1. For each Fund, to elect two (2) Trustees/Directors to serve until the expiration of their indicated respective terms or until their successors shall have been elected and qualified;

     2. For each Fund, to approve or disapprove a new Investment Management Agreement or Investment Advisory Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

   Shareholders of record of each Fund as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 with respect to each Fund and will vote against any such adjournment those proxies to be voted against that proposal.

                                                       BARRY FINK
                                                        Secretary
March  , 1997
New York, New York

                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND RECOMMENDS THAT YOU CAST YOUR
VOTE:

   -- FOR the election of each of the Trustees/Directors nominated for election.

   -- FOR approval of each new Investment Management Agreement or Investment Advisory Agreement.

                            YOUR VOTE IS IMPORTANT

                              PRELIMINARY PROXY
        FOR INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                     DEAN WITTER GOVERNMENT INCOME TRUST
                         HIGH INCOME ADVANTAGE TRUST
                        HIGH INCOME ADVANTAGE TRUST II
                     INTERCAPITAL INCOME SECURITIES INC.
                            MUNICIPAL INCOME TRUST
                     MUNICIPAL INCOME OPPORTUNITIES TRUST
                   MUNICIPAL INCOME OPPORTUNITIES TRUST III
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                            JOINT PROXY STATEMENT

                       SPECIAL MEETINGS OF SHAREHOLDERS
                                 MAY 1, 1997

   This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/ Directors (the "Board(s)") of DEAN WITTER GOVERNMENT INCOME TRUST ("DWGIT"), HIGH INCOME ADVANTAGE TRUST ("HIAT"), HIGH INCOME ADVANTAGE TRUST II ("HIAT II"), INTERCAPITAL INCOME SECURITIES INC. ("ICIS"), MUNICIPAL INCOME TRUST ("MIT"), MUNICIPAL INCOME OPPORTUNITIES TRUST ("MIOT") and MUNICIPAL INCOME OPPORTUNITIES TRUST III ("MIOT III") (individually, a "Fund" and, collectively, the "Funds") for use at the Special Meetings of Shareholders of the Funds to be held jointly on May 1, 1997 (the "Meeting(s)"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee/Director and in favor of Proposal 2 set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Special Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

   The holders of shares ("Shareholders") of record of each Fund as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings, are entitled to one vote for each share held and a fractional vote for a fractional share.
On March 12, 1997, there were          shares of beneficial interest of
DWGIT,          shares of beneficial interest of HIAT,          shares of
beneficial interest of HIAT II,          shares of common stock of ICIS,
        shares of beneficial interest of MIT,          shares of beneficial
interest of MIOT, and         shares of beneficial interest of MIOT III
outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of Shares outstanding. The first mailing of this Proxy Statement is expected to be made on or about March , 1997.

   The cost of soliciting proxies for these Special Meetings of Shareholders, consisting principally of printing and mailing expenses will be borne by
         , except that the costs relating to Proposal 2 will be borne by Dean Witter, Discover & Co. ("DWDC"). Such expenses are estimated not to exceed,
with respect to each Fund, the following amounts: DWGIT--$    , HIAT--$    ,
HIAT II--$    , ICIS--$    , MIT--$    , MIOT--$     and MIOT III--$     .
The solicitation of proxies by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Trust Company ("DWTC"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, InterCapital may employ William F. Doring & Co. as proxy solicitor, the cost of which is not
expected to exceed $       and will be borne by DWDC. With respect to a
telephone solicitation by William F. Doring & Co., additional expenses would
include $        per telephone vote transacted, $        per outbound
telephone contact and costs relating to obtaining Shareholders' telephone numbers.

   William F. Doring & Co. and DWTC may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

               (1) ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND

   The number of Trustees/Directors of each Fund has been fixed by the Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of Incorporation, at ten. There are presently eight Trustees/Directors for each Fund. At the Meetings, two nominees are to be elected to each Fund's
Board of Trustees/Directors. Mr.        and Mr.        have been nominated by
the Board of each Fund for election as Trustee/Director for the first time and are standing for election at the Meetings to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation as set forth below:

                    Mr.                             Mr.
              -----------------------------  -----------------------------
DWGIT         until      Annual Meeting      until      Annual Meeting
HIAT          until      Annual Meeting      until      Annual Meeting
HIAT II       until      Annual Meeting      until      Annual Meeting
ICIS          until 1997 Annual Meeting      until 1997 Annual Meeting
MIT           until      Annual Meeting      until      Annual Meeting
MIOT          until      Annual Meeting      until      Annual Meeting
MIOT III      until      Annual Meeting      until      Annual Meeting

   Six of the current eight Trustees/Directors (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the

Investment Company Act of 1940, as amended (the "1940 Act"). Mr.        and
Mr.       , who have been nominated for election at the Meetings, if elected, also will be Independent Trustees or Directors. The other two current Trustees/Directors, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined under the 1940 Act) of the Funds and InterCapital and thus, are not Independent Trustees or Independent Directors. The nominees for election as Trustees/Directors have been proposed by the Independent Trustees or Independent Directors now serving. All of the members of the Boards currently serving have been elected previously by the Shareholders of the Funds.

   The nominees of the Board of Trustees/Directors for election as Trustees/Directors are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the
election of these nominees:        and       . Should any of the nominees
become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know no reason why any of said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   Pursuant to the provisions of the Declaration of Trust of each of DWGIT, HIAT, HIAT II, MIT, MIOT and MIOT III, in certain cases as amended, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Boards of DWGIT, HIAT, HIAT II, MIT, MIOT and MIOT III had previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each of the two nominees will, if elected, serve an initial term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the
above, Mr.          and Mr.        , the nominees for Trustee will, if
elected, serve until the     and     Annual Meetings respectively for each
Fund as set forth above, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

   Pursuant to the provisions of the Articles of Incorporation of ICIS, the terms of office of each Director will expire each year. Therefore, Mr.
and Mr.        will serve until the 1997 Annual Meeting of ICIS, or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee/Director, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Fund owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Funds, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Funds, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee/Director to be elected at the Meetings are:

   [copy to come]

   The Trustees/Directors who are not standing for re-election at the Meetings are:

   MICHAEL BOZIC, Trustee/Director of each Fund since April, 1994; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee/Director of each Fund since July, 1991; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Trustee/Director of each Fund since January, 1993; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp.; Member of the board of various civic and charitable organizations.

<F1>
   JOHN R. HAIRE*, age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee/Director of each Fund since July, 1991; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Trustee/Director of each Fund since July, 1991; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

------------

* Trustee of DWGIT since January, 1988; of HIAT since July, 1987; of HIAT II since August, 1988; of MIT since January, 1988; of MIOT since January, 1988; of MIOT III since March, 1990; Director of ICIS since January, 1983.

   PHILIP J. PURCELL, Trustee/Director of each Fund since April, 1994; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Trustee/Director of each Fund since April, 1994; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and formerly Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995) and Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (1983-1991).

   The executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President and Thomas F. Caloia, Treasurer; and with respect to the individual Funds, the other executive officers are as follows: DWGIT--Rajesh Gupta, Vice President; Peter
M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; HIAT and HIAT II--Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President;
ICIS--Rochelle G. Siegel, Vice President; Peter Avelar, Vice President; Kevin Hurley, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; MIT, MIOT and MIOT III--James F. Willison, Vice President; Peter Avelar, Vice President; Jonathan Page, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President; Katherine Stromberg, Vice President. In addition, Frank Bruttomesso, Marilyn K. Cranney, LouAnne
D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

   Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April, 1995) and Chief Investment Officer of InterCapital and Director of DWTC (since April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 50 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Gupta is 36 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Ms. Siegel is 48 years old and is currently Senior Vice President of InterCapital. Mr. Hurley is 51 years old and is currently Senior Vice President of InterCapital (since February, 1995). He was formerly a Managing Director at Ark Asset Management. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Mr. Lian is 41 years old and is currently Vice President of InterCapital. He was formerly a Senior Municipal Analyst with the American Express Company (1984-1992). Ms. Stromberg is 48 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992). Other than Mr. Scanlan, Mr. Giambrone, Mr. McAlinden, Mr. Hurley and Mr. Lian, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES/DIRECTORS, THE INDEPENDENT TRUSTEES/DIRECTORS, AND THE COMMITTEES

   The Board currently consists of eight (8) Trustees/Directors. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net
assets of approximately $   billion and more than six million shareholders.

   Six Trustees and the two new nominees (80% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the merger of Morgan Stanley Group Inc. with DWDC, at least 75% of the members of the Board of Trustees/Directors of each Fund will not be "interested persons" (as defined in the 1940 Act) of InterCapital. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                                                      COMMITTEE
                                                                       OF THE
                                                         BOARD OF    INDEPENDENT      AUDIT      DERIVATIVES
                                              FISCAL     TRUSTEES     TRUSTEES      COMMITTEE     COMMITTEE
NAME OF FUND                                 YEAR-END    MEETINGS     MEETINGS      MEETINGS      MEETINGS
-----------------------------------------  ----------  ----------  -------------  -----------  -------------
Dean Witter Government Income Trust  .....   9/30/96        6            10             3             3
High Income Advantage Trust ..............   9/30/96        6            10             3             3
High Income Advantage Trust II ...........   7/31/96        6            10             3             4
InterCapital Income Securities Inc.  .....   9/30/96        6            10             3             3
Municipal Income Trust ...................   8/31/96        4            10             1             3
Municipal Income Opportunities Trust  ....   5/31/96        4             9             3             5
Municipal Income Opportunities Trust III     3/31/96        4             9             3             5

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees/Directors have adopted a policy pursuant to which each Trustee/Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee/Director is in compliance with the policy. Any future Trustee/ Director will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

   As of the record date for these meetings, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES/DIRECTORS

   Each Fund pays each Independent Trustee/Director an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees/Directors or committees of the Board attended by the Trustee/Director (each Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees/Directors an additional annual fee of $1,200). Each Fund also reimburses such Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including each of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee/Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee/Director referred to as an "Eligible Trustee/Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee/Director is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee/Director for service to the Fund in the five year period prior to the date of the Eligible Trustee's/Director's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee/Director and his or her spouse on the date of such Eligible

Trustee's/Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee/Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee/Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.

   Appendix A sets forth tables illustrating the compensation paid to each Fund's Independent Trustees/ Directors by the Fund for its last fiscal year and, for the Funds which have adopted the retirement program, the retirement benefits accrued to each Fund's Independent Trustees/Directors by the Fund for its last fiscal year and the estimated retirement benefits for each Fund's Independent Trustees/Directors as of the end of the Fund's last fiscal year. In addition, Appendix A also illustrates the cash compensation paid and the retirement benefits accrued to each Fund's Independent Trustees/Directors for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Appendix A also illustrates the retirement benefits accrued to each Fund's Independent Trustees/Directors by the 57 Dean Witter Funds (including each of the Funds represented in this Proxy Statement) for the calendar year ended December 31, 1996 and the estimated retirement benefits for each Fund's Independent Trustees/Directors, to commence upon their retirement, from the 57 Funds as of December 31, 1996.

   The persons named as attorneys-in-fact in the enclosed proxy have advised the Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee/Director nominee, by the Independent Trustees/Directors. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED FOR ELECTION.

           (2) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT OR NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

   InterCapital currently serves as investment manager or investment adviser of each Fund pursuant to an investment management agreement or investment advisory agreement entered into by each Fund and InterCapital (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and in certain cases certain other services to the Funds. InterCapital is a wholly-owned subsidiary of DWDC. The approval of a new investment management agreement or investment advisory agreement between each Fund and InterCapital (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY

   Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

THE MERGER

   Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

   Under the terms of the Merger, each share of Morgan Stanley common stock will be exchanged for 1.65 shares of DWDC common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

   The Merger is expected to be completed in mid-1997.

   The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip Purcell who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of Morgan Stanley, John Mack.

   The Merger is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS AND NEW INVESTMENT ADVISORY AGREEMENTS

   In order to assure continuity of investment management or investment advisory services to each Fund after the Merger, the Board of each Fund met in person for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders to enter into a New Agreement between each Fund and InterCapital which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Fund, including each of the Independent Trustees/Directors, unanimously approved the New Agreements and recommended their respective approval by Shareholders.

   THE TERMS OF EACH NEW AGREEMENT, INCLUDING FEES PAYABLE BY A FUND THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreements are fully described under "The Current Investment Management Agreement" or "The Current Investment Advisory Agreement" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 1999. Each New Agreement will continue in effect from year to year thereafter if each such continuance is approved by the

Board or by a majority of the outstanding voting securities (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees/Directors. In the event that Shareholders of a Fund do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the concerned Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, InterCapital will continue to provide services to the Funds in accordance with the terms of the Current Agreements for such periods as may be approved at least annually by the Board of each Fund, including a majority of the Independent Trustees/Directors of that Fund.

REQUIRED VOTE

   Each New Agreement cannot be implemented unless approved at the Meetings, or any adjournments thereof, by a majority of the outstanding voting securities of the respective Fund. Such a majority means the affirmative vote of: (a) 67% or more of the shares of the respective Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Fund, whichever is less.

   THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT OR NEW INVESTMENT ADVISORY AGREEMENT.

THE BOARDS' CONSIDERATION

   At a special meeting of the Committee of the Independent Trustees/Directors of the Funds held on February 20, 1997, at which each of the Independent Trustees/Directors of the Funds was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated each of the New Agreements (the forms of which are attached hereto as Exhibits A, B (ICIS) and C). Prior to and during the meetings, the Independent Trustees/Directors requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of the respective Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Trustees/Directors assessed the implications of the Merger for InterCapital and its ability to continue to provide services to the Funds of the same scope and quality as are presently provided. In particular, the Trustees/Directors inquired as to the impact of the Merger on InterCapital's personnel, management, facilities and financial capabilities and received assurances in this regard from senior management of DWDC and InterCapital that the Merger would not adversely affect InterCapital's ability to fulfill its obligations under its respective agreements with the Funds or to operate its business in a manner consistent with past practices. In addition, the Trustees/Directors considered the effects of InterCapital and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of InterCapital represented to the Trustees/Directors that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

   The Trustees/Directors also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement (other than the dates of effectiveness and termination).

   Based upon the Trustees'/Directors' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees/Directors of each Fund, including all of the Independent Trustees/Directors, determined that each of the New Agreements is in the best interests of each respective Fund and its Shareholders. ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES/DIRECTORS, APPROVED EACH NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

   Each Current Agreement of DWGIT, HIAT, HIAT II and ICIS (in this section, each "Fund" refers to each of DWGIT, HIAT, HIAT II and ICIS) provides that InterCapital shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Current Agreements, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board of the Fund may, from time to time, prescribe.

   InterCapital pays the compensation of the officers of each Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. InterCapital also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of InterCapital, necessary or desirable). In return for its services and the expenses InterCapital assumes under the Current Agreements, each Fund pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Fund's average weekly net assets as set forth in the table below.

                                                                                 MANAGEMENT
                                                                                 FEES PAID
                                                                              TO INTERCAPITAL      NET ASSETS
                                                               LAST FISCAL   DURING FUND'S LAST   AS OF FISCAL
FUND                      MANAGEMENT FEE RATE                   YEAR END        FISCAL YEAR         YEAR END
---------  ------------------------------------------------  -------------  ------------------  --------------
DWGIT ....   0.60% to the Fund's average weekly net assets       9/30/96         $2,780,582       $439,896,052
HIAT .....   0.75% to the Fund's average weekly net assets       9/30/96         $1,187,218       $156,737,793
             not exceeding $250 million; 0.60% to the portion
             of average weekly net assets exceeding $250
             million and not exceeding $500 million; 0.50% to
             the portion of average weekly net assets
             exceeding $500 million and not exceeding $750
             million; 0.40% to the portion of average weekly
             net assets exceeding $750 million and not
             exceeding $1 billion; 0.30% to the portion of
             average weekly net assets exceeding $1 billion

                               14

                                                                                 MANAGEMENT
                                                                                 FEES PAID
                                                                              TO INTERCAPITAL      NET ASSETS
                                                               LAST FISCAL   DURING FUND'S LAST   AS OF FISCAL
FUND                      MANAGEMENT FEE RATE                   YEAR END        FISCAL YEAR         YEAR END
---------  ------------------------------------------------  -------------  ------------------  --------------
HIAT II  .   0.75% to the Fund's average weekly net assets       7/31/96         $1,600,337       $212,758,862
             not exceeding $250 million; 0.60% to the portion
             of average weekly net assets exceeding $250
             million and not exceeding $500 million; 0.50% to
             the portion of average weekly net assets
             exceeding $500 million and not exceeding $750
             million; 0.40% to the portion of average weekly
             net assets exceeding $750 million and not
             exceeding $1 billion; 0.30% to the portion of
             average weekly net assets exceeding $1 billion
ICIS .....   1/2of 1% to the Fund's average weekly net assets    9/30/96         $1,075,055       $210,675,038

   Under the Current Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Shareholders; all expenses of Shareholders' and Trustees'/Directors' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of InterCapital or any corporate affiliate of InterCapital; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees/Directors of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by InterCapital); association dues; interest payable on the Fund's borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees/ Directors) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of InterCapital's operations unless otherwise explicitly provided in the respective Current Agreements.

   The administrative services called for under the Current Agreements of DWGIT, HIAT, HIAT II and ICIS are performed by DWSC, a wholly-owned subsidiary of InterCapital pursuant to a Services Agreement between InterCapital and DWSC.

THE CURRENT INVESTMENT ADVISORY AGREEMENTS

   Each Current Agreement of MIT, MIOT and MIOT III (in this section, each "Fund" refers to each of MIT, MIOT and MIOT III) provides that InterCapital shall continuously manage the assets of each Fund in a manner consistent with that Fund's investment objective. InterCapital shall obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of each Fund in a manner consistent with its investment objectives and policies. In addition, InterCapital pays the compensation of all personnel, including officers of each Fund, who are its employees. InterCapital has authority to place orders for the purchase and sale of portfolio securities on behalf of each Fund without prior approval of its Board.

   In return for its investment services and the expenses which InterCapital assumes under the Current Agreement, each Fund pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Fund's average weekly net assets as set forth in the table below:

                                                                            ADVISORY FEES PAID
                                                                             TO INTERCAPITAL      NET ASSETS
                                                              LAST FISCAL   DURING FUND'S LAST   AS OF FISCAL
FUND                       ADVISORY FEE RATE                   YEAR END        FISCAL YEAR         YEAR END
----------  ----------------------------------------------  -------------  ------------------  --------------
MIT .......  0.35% to the Fund's average weekly net assets      8/31/96         $1,028,369       $301,834,812
             not exceeding $250 million and 0.25% of the
             portion of average weekly net assets exceeding
             $250 million
MIOT ......  0.50% to the Fund's average weekly net assets      5/31/96         $  893,319       $175,294,162
MIOT III  .  0.50% to the Fund's average weekly net assets      3/31/96         $  529,084       $102,488,368

   Under the Current Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Administrator or InterCapital or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Administrator or InterCapital); membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of each Fund's operations unless otherwise explicitly provided in the respective Current Agreements.

   The Current Agreement of each Fund (DWGIT, HIAT, HIAT II, ICIS, MIT, MIOT and MIOT III), dated June 30, 1993, was initially approved by the Board of Trustees/Directors of each respective Fund, including a majority of the Independent Trustees/Directors, by vote cast in person at meetings of the Boards held on October 30, 1992 called for the purpose of voting on the Current Agreements. The Shareholders of each Fund last approved the respective Current Agreement at their respective Annual Meeting of Shareholders held on December 27, 1996 for DWGIT, HIAT, HIAT II, ICIS, MIT and MIOT and on October 29, 1996 for MIOT III.

   After its respective initial term, each Current Agreement continues in effect from year to year thereafter provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund or by the Trustees/Directors of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees/Directors at a meeting called for the purpose of voting on such approval. Each Current Agreement whose initial term expired prior to the date of this Proxy Statement, has been continued in effect from year to year by action of the Board, including the Independent Trustees/Directors. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board of each Fund held on April 17, 1996.

   Each Current Agreement also provides that it may be terminated at any time by InterCapital, the Trustees/Directors or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

INTERCAPITAL

   Dean Witter InterCapital Inc. is each Fund's investment manager or investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, DWSC, InterCapital and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Funds listed in this Proxy Statement and sets forth the fees payable to InterCapital by such companies, including the Funds, and their net assets as of March 12, 1997.

   InterCapital's wholly-owned subsidiary, DWSC, pursuant to Administration Agreements with MIT, MIOT and MIOT III, serves as the Administrator of MIT, MIOT and MIOT III and receives from each of these Funds compensation which is computed weekly and payable monthly and which is determined by applying the following annual rates to each Fund's average weekly net assets: MIT--0.20% of the portion of the average weekly net assets not exceeding $250 million, 0.15% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million, 0.12% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million, and 0.10% of the portion of average weekly net assets exceeding $750 million. MIOT and MIOT III--0.30% to each Fund's average weekly net assets. During the fiscal year ended August 31, 1996 for MIT, May 31, 1996 for MIOT and March 31, 1996 for MIOT III, each Fund accrued to DWSC administrative fees of $591,884, $535,991, and $317,448, respectively.

   During the fiscal year ended September 30, 1996 for DWGIT, September 30, 1996 for HIAT, July 31, 1996 for HIAT II, September 30, 1996 for ICIS, August 31, 1996 for MIT, May 31, 1996 for MIOT and March 31, 1996 for MIOT III, each Fund accrued to Dean Witter Trust Company, each Fund's Transfer Agent and an affiliate of InterCapital, transfer agency fees of $263,181, $130,183, $110,590, $162,032, $161,329, $95,550, and $51,122, respectively.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. During each of their respective last fiscal years, each Fund paid no brokerage commissions to DWR.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received, as set forth in each Fund's previous proxy statement, by no later than April 7, 1997 for MIOT III; July 3, 1997 for DWGIT, HIAT, HIAT II, ICIS and MIOT; and July 11, 1997 for MIT, for inclusion in the proxy statement for each respective Fund's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   EACH FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR END, AND, IN THE CASE OF HIAT II, MIOT AND MIOT III, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   DWDC, InterCapital, DWR, DWSC, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                  By Order of the Board of Trustees/Directors


                                           BARRY FINK
                                           Secretary

                                                                     EXHIBIT A

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the [ ] day of [  ], 1997, by and between [        ,]
an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund intends to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

                                EX A-1

    3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund, all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) the cost and expense of printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation, calculated from the day following
effectiveness hereof, determined by applying the annual rate of [    ] * to
the Fund's average weekly net assets. For the purposes of calculating the management fee, the liquidation preference of any Preferred Shares issued by the Fund will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

------------

*  See page    of the Proxy Statement for a table setting forth the
management fee rate(s) applicable to each Fund.
                             EX A-2

    7. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class) or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

   12. The Declaration of Trust, as amended, establishing [         ], dated
[     ], a copy of which, together with all amendments thereto (the
"Declaration"), is on file in the office of the Secretary of the Commonwealth
of Massachusetts, provides that the name [         ], as amended, refers to
the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or
agent of [         ] shall be held to any personal liability, nor shall
resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said
[          ], but the Trust Estate only shall be liable.

                             EX A-3

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          [                      ]
                                          By /s/
                                             .................................

Attest:
/s/
 ..................................

                                          DEAN WITTER INTERCAPITAL INC.
                                          By  /s/
                                             ................................

Attest:
/s/
 ...................................

                             EX A-4

                                                                     EXHIBIT B

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the [    ] day of [    ,] 1997 by and between
InterCapital Income Securities Inc., a Maryland corporation (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940; and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment adviser to the Fund and to supervise and manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, industries, businesses, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; shall formulate a continuing program for the management of the assets of the Fund in a manner consistent with the investment objectives of the Fund; shall determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate for the implementation of such program. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agents). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

                             EX B-1

    3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees of the Fund, and provide such office space and equipment and such clerical and bookkeeping services as the Fund shall reasonably require in the conduct of its business, together with the cost of the telephone service, heat, light, power and other utilities.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: (a) the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (b) the charges and expenses of auditors; (c) the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; (d) brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (e) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) the cost and expense of engraving or printing stock certificates representing shares of the Fund; (g) fees involved in registering and maintaining registrations of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions; (h) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; (i) fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; (j) all expenses incident to any dividend or distribution program; (k) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations and qualifications of securities under Federal, state and other laws; (l) association dues; (m) interest payable on Fund borrowings; (n) fees and expenses incident to the listing of the Fund shares on any stock exchange;
(o) postage; (p) insurance premiums on property or personnel of the Fund which inure to its benefit; (q) extraordinary expenses (including, but not limited to, litigation costs); and (r) all other charges and costs of the Fund's operations unless explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager compensation at the annual rate of 0.50 of 1% of the value of the average weekly net assets of the Fund, calculated as hereinafter set forth. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rate to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

   7. If, for any fiscal year, the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, exceed: (a) 1 1/2% of the first $30 million of the average weekly net assets of the Fund during such year and 1% of such average weekly net assets in excess of $30 million; or (b) 25% of the Fund's gross income for such year, the Investment Manager will pay to the Fund the greater of the excess as computed under (a) or (b). There shall be excluded from such operating expenses the amounts of any

                             EX B-2
interest, taxes, brokerage commissions, extraordinary expenses (to the extent permitted by state securities laws or regulations thereunder) paid or payable by the Fund, and the costs and expenses incident to any public offering of shares of the Fund. Any payments required to be made by the Investment Manager to the Fund in accordance with this paragraph 7 shall be made not later than the last day of the first month of the next succeeding fiscal year.

   For purposes of this paragraph 7, gross income of the Fund shall include, but not be limited to, unpaid interest on debt of fixed income securities in the Fund's portfolio, accrued to and including the last day of the Fund's fiscal year, and dividends declared but not paid on any equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

   8. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but it shall not be liable for any error of judgment or mistake of law or for any losses suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from lack of good faith, gross negligence or willful misfeasance on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under this Agreement.

   9. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   10. This Agreement shall remain in effect until April 30, 1999, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority of the outstanding voting securities of the Fund or by the Board of Directors of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party which vote must be cast in person at a meeting called for the purpose of voting on the approval of the terms of this Agreement and such continuance; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.

   11. The Investment Manager and the Fund each agree that the name "InterCapital", which comprises a component of the Fund's name, is a property right of the Investment Manager. The Fund agrees and consents that (i) it will only use the name "InterCapital" as a component of its corporate name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "InterCapital" for any purpose, (iii) the Investment Manager or its parent, Dean Witter Reynolds Inc., or any corporate affiliate of the Investment

                             EX B-3

Manager's parent, may use or grant to others the right to use the name "InterCapital", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "InterCapital", or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "InterCapital" as a component of its corporate name, and shall not use the word, or any combination or abbreviation thereof, as a part of its corporate name or for any other commercial purpose, and shall cause its officers, Directors and stockholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such word.

   12. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act of 1940. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Investment Company Act of 1940, the latter shall control.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                            INTERCAPITAL INCOME SECURITIES
                                            INC.

                                            By  .............................

Attest:

/s/
 ...................................

                                            DEAN WITTER INTERCAPITAL INC.

                                            By  .............................

Attest:

/s/
 ....................................

                             EX B-4

                                                                     EXHIBIT C

                  FORM OF NEW INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of the [  ] day of [    ,] 1997 by and between
[       ,] an unincorporated business trust organized under the laws of the
Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Adviser")

   WHEREAS, The Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereafter set forth; and

   WHEREAS, The Investment Adviser desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

   1. The Fund hereby retains the Investment Adviser to act as investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire. The Investment Adviser shall, as agent for the Fund, maintain the Fund's records required in connection with the performance of its obligations under this Agreement and required to be maintained under the Act. All such records so maintained shall be the property of the Fund and, upon request therefor, the Investment Adviser shall surrender to the Fund such of the records so requested.

                             EX C-1

    3. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its officers and employees, if any, who are also officers of the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or the Fund's administrator or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser or the Fund's administrator, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser monthly compensation determined by applying the following annual rates to the Fund's average weekly net assets:
[                 .]* Except as hereinafter set forth, compensation under
this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rate to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   7. The Investment Adviser will use its best efforts in the management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its

------------

* See page   of the Proxy Statement for a table setting forth the management fee rate(s) applicable to each Fund.
                             EX C-2
obligations hereunder, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that: (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

   12. The Declaration of Trust establishing [         ,] dated [         ,]
a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts,
provides that the name [      ] refers to the Trustees under the Declaration
collectively as Trustees, but not as individuals or personally; and no
Trustee, shareholder, officer, employee or agent of [      ] shall be held to
any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with
the affairs of said [       ,] but the Trust Estate only shall be liable.

                             EX C-3

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          [          ]

                                          By: /s/
                                             ................................

Attest:

 /s/
 ...................................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By: /s/
                                             ...............................

Attest:

 /s/
 ...................................

                             EX C-4

                                                                    APPENDIX A

                TRUSTEE/DIRECTOR COMPENSATION AS TO EACH FUND

              FUNDS WHICH HAVE PAID COMPENSATION TO INDEPENDENT
               TRUSTEES/DIRECTORS FOR AT LEAST ONE FISCAL YEAR

   The following tables illustrate the compensation paid to each Fund's Independent Trustees/Directors by each Fund for its last fiscal year, and the retirement benefits accrued to each Fund's Independent Trustees/Directors by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees/Directors, to commence upon their retirement, as of the end of the Fund's last fiscal year.

                     DEAN WITTER GOVERNMENT INCOME TRUST

                                FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                        --------------------------------  ----------------------------------------------
                                                             ESTIMATED                        ESTIMATED
                                            RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                            AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
NAME OF INDEPENDENT       COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
TRUSTEE                   FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
----------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic .........      $1,750            $399              10             50.0%          $  950
Edwin J. Garn .........       1,850             589              10             50.0              950
John R. Haire .........       3,850             708              10             50.0            2,335
Dr. Manuel H. Johnson         1,800             244              10             50.0              950
Michael E. Nugent  ....       1,750             422              10             50.0              950
John L. Schroeder  ....       1,800             776               8             41.7              792

------------

 (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                         HIGH INCOME ADVANTAGE TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ..............      $1,750            $399              10             50.0%          $  950
Edwin J. Garn ..............       1,850             589              10             50.0              950
John R. Haire ..............       3,850             708              10             50.0            2,335
Dr. Manuel H. Johnson  .....       1,800             244              10             50.0              950
Michael E. Nugent ..........       1,750             422              10             50.0              950
John L. Schroeder ..........       1,800             776               8             41.7              792

------------

 (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                        HIGH INCOME ADVANTAGE TRUST II

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ..............      $1,750           $  412             10             50.0%          $  950
Edwin J. Garn ..............       1,850              612             10             50.0              950
John R. Haire ..............       3,963            1,360             10             50.0            2,335
Dr. Manuel H. Johnson  .....       1,800              252             10             50.0              950
Michael E. Nugent ..........       1,700              438             10             50.0              950
John L. Schroeder ..........       1,800              802              8             41.7              792

------------

 (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                     INTERCAPITAL INCOME SECURITIES INC.

                                      FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                              --------------------------------  ----------------------------------------------
                                                                   ESTIMATED                        ESTIMATED
                                                  RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                  AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                                COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT DIRECTOR    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
----------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ...............      $1,750            $399              10             50.0%          $  950
Edwin J. Garn ...............       1,850             589              10             50.0              950
John R. Haire ...............       3,850             708              10             50.0            2,335
Dr. Manuel H. Johnson .......       1,800             244              10             50.0              950
Michael E. Nugent ...........       1,750             422              10             50.0              950
John L. Schroeder ...........       1,800             776               8             41.7              792

------------

 (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                            MUNICIPAL INCOME TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ..............      $1,750            $377              10             50.0%          $  850
Edwin J. Garn ..............       1,800             548              10             50.0              850
John R. Haire ..............       3,913             961              10             50.0            2,296
Dr. Manuel H. Johnson  .....       1,750             229              10             50.0              850
Michael E. Nugent ..........       1,750             391              10             50.0              850
John L. Schroeder ..........       1,750             728               8             41.7              708

------------

 (1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                     MUNICIPAL INCOME OPPORTUNITIES TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ..............      $1,750           $  406             10             50.0%          $  850
Edwin J. Garn ..............       1,800              605             10             50.0              850
John R. Haire ..............       4,275            2,006             10             50.0            2,315
Dr. Manuel H. Johnson  .....       1,750              248             10             50.0              850
Michael E. Nugent ..........       1,700              431             10             50.0              850
John L. Schroeder ..........       1,750              790              8             41.7              708

------------

 (1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                   MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic ..............      $1,600           $  425             10             50.0%          $  850
Edwin J. Garn ..............       1,600              642             10             50.0              850
John R. Haire ..............       4,525            2,649             10             50.0            2,315
Dr. Manuel H. Johnson  .....       1,600              262             10             50.0              850
Michael E. Nugent ..........       1,600              458             10             50.0              850
John L. Schroeder ..........       1,550              831              8             41.7              708

------------

   (1)Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                          FUND COMPLEX COMPENSATION

   The following table illustrates the compensation paid to the Independent Trustees/Directors of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. As noted in the text of the Proxy Statement, with respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                               FOR SERVICE AS
                                                                CHAIRMAN OF
                                                                COMMITTEE OF
                                FOR SERVICE                     INDEPENDENT                       TOTAL CASH
                               AS DIRECTOR OR  FOR SERVICE AS    DIRECTORS/      TOTAL CASH      COMPENSATION
                                TRUSTEE AND     TRUSTEE AND     TRUSTEES AND    COMPENSATION    FOR SERVICES TO
                                 COMMITTEE       COMMITTEE         AUDIT       FOR SERVICES TO  82 DEAN WITTER
                                MEMBER OF 82       MEMBER        COMMITTEES    82 DEAN WITTER    FUNDS AND 14
                                DEAN WITTER     OF 14 TCW/DW     OF 82 DEAN     FUNDS AND 14        TCW/DW
NAME OF INDEPENDENT TRUSTEES       FUNDS           FUNDS        WITTER FUNDS    TCW/DW FUNDS         FUNDS
----------------------------  --------------  --------------  --------------  ---------------  ---------------
Michael Bozic ...............     $138,850             --               --              --         $138,850
Edwin J. Garn ...............      140,900             --               --              --          140,900
John R. Haire ...............      106,400        $64,283         $195,450         $12,187          378,320
Dr. Manuel H. Johnson .......      137,100         66,483               --              --          203,583
Michael E. Nugent ...........      138,850         64,283               --              --          203,133
John L. Schroeder ...........      137,150         69,083               --              --          206,233

    The following table illustrates the retirement benefits accrued to the Independent Trustees/Directors of the Funds by the 57 Dean Witter Funds (including each of the Funds represented in this Proxy Statement) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                  ESTIMATED                                          ESTIMATE ANNUAL
                                CREDIT YEARS      ESTIMATED     RETIREMENT BENEFITS   BENEFITS UPON
                                 OF SERVICE       PERCENTAGE        ACCRUED AS       RETIREMENT FROM
                                AT RETIREMENT    OF ELIGIBLE        EXPENSES BY       ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES    (MAXIMUM 10)     COMPENSATION   ALL ADOPTING FUNDS      FUNDS(2)
----------------------------  ---------------  --------------  -------------------  ---------------
Michael Bozic ...............        10              50.0%            $20,147           $ 51,325
Edwin J. Garn ...............        10              50.0              27,772             51,325
John R. Haire ...............        10              50.0              46,952            129,550
Dr. Manuel H. Johnson .......        10              50.0              10,926             51,325
Michael E. Nugent ...........        10              50.0              19,217             51,325
John L. Schroeder ...........         8              41.7              38,700             42,771

------------

 (2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in the text of the Proxy Statement.

                                                                    APPENDIX B

   InterCapital serves as investment manager to DWGIT, HIAT, HIAT II and ICIS and the other investment companies listed below which have similar investment objectives to those of DWGIT, HIAT, HIAT II and ICIS. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fees rate(s) applicable to such investment company.

                                                         NET ASSETS                 CURRENT INVESTMENT
                                                        AS OF 03/12/97             MANAGEMENT FEE RATE(S)
                                                      ------------------  -----------------------------------------
1.  DEAN WITTER HIGH YIELD SECURITIES INC.*  ........  $                  0.50% on assets up to $500 million,
                                                                          scaled down at various asset levels to
                                                                          0.30% on assets over $3 billion
2.  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST*  ..                     0.50% on assets up to $1 billion, scaled
                                                                          down at various asset levels to 0.30% on
                                                                          assets over $12.5 billion
3.  DEAN WITTER CONVERTIBLE SECURITIES TRUST*  ......                     0.60% on assets up to $750 million,
                                                                          scaled down at various asset levels to
                                                                          0.425% on assets over $3 billion
4.  DEAN WITTER FEDERAL SECURITIES TRUST*  ..........                     0.55% on assets up to $1 billion, scaled
                                                                          down at various asset levels to 0.35% on
                                                                          assets over $12.5 billion
5.  INTERCAPITAL INCOME SECURITIES INC.**  ..........                     0.50%
6.  HIGH INCOME ADVANTAGE TRUST** ...................                     0.75% on assets up to $250 million,
                                                                          scaled down at various asset levels to
                                                                          0.30% on assets over $1 billion
7.  HIGH INCOME ADVANTAGE TRUST II** ................                     0.75% on assets up to $250 million,
                                                                          scaled down at various asset levels to
                                                                          0.30% on assets over $1 billion
8.  HIGH INCOME ADVANTAGE TRUST III** ...............                     0.75% on assets up to $250 million,
                                                                          scaled down at various asset levels to
                                                                          0.30% on assets over $1 billion
9.  DEAN WITTER INTERMEDIATE INCOME SECURITIES*  ....                     0.60% on assets up to $500 million,
                                                                          scaled down at various asset levels
                                                                          0.30% on assets over $1 billion  to
10. DEAN WITTER WORLD WIDE INCOME TRUST*  ...........                     0.75% on assets up to $250 million,
                                                                          scaled down at various asset levels to
                                                                          0.30% on assets over $1 billion
11. DEAN WITTER GOVERNMENT INCOME TRUST**  ..........                     0.60%
12. DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.*                       0.55% on assets up to $500 million and
                                                                          0.50% on assets over $500 million
13. DEAN WITTER PREMIER INCOME TRUST* ...............                     0.50% (of which 40% is paid to a
                                                                          Sub-Adviser)
14. DEAN WITTER SHORT-TERM U.S. TREASURY TRUST*  ....                     0.35%



                                                         NET ASSETS                 CURRENT INVESTMENT
                                                       AS OF 03/12/97             MANAGEMENT FEE RATE(S)
                                                     ------------------  -----------------------------------------
15. DEAN WITTER DIVERSIFIED INCOME TRUST*  ..........  $                  0.40%
16. DEAN WITTER SHORT-TERM BOND FUND* ...............                     0.70%(1)
17. DEAN WITTER HIGH INCOME SECURITIES* .............                     0.50% on assets up to $500 million and
                                                                          0.425% on assets over $500 million.
18. PRIME INCOME TRUST** ............................                     0.90% on assets up to $500 million and
                                                                          0.85% on assets over $500 million
19. DEAN WITTER BALANCED INCOME FUND* ...............                     0.60%
20. DEAN WITTER RETIREMENT SERIES:*
    (a) U.S. GOVERNMENT SECURITIES SERIES  ..........                     0.65% (2)
    (b) INTERMEDIATE INCOME SECURITIES SERIES  ......                     0.65% (2)
21. DEAN WITTER VARIABLE INVESTMENT SERIES:***
    (a) QUALITY INCOME PLUS PORTFOLIO ...............                     0.50% on assets up to $500 million and
                                                                          0.45% on assets over $500 million
    (b) HIGH YIELD PORTFOLIO ........................                     0.50%
22. DEAN WITTER SELECT DIMENSIONS INVESTMENT
    SERIES:***
    (a) DIVERSIFIED INCOME PORTFOLIO ................                     0.40%
    (b) NORTH AMERICAN GOVERNMENT SECURITIES
        PORTFOLIO ...................................                     0.65% (of which 40% is paid to a
                                                                          Sub-Adviser)
23. DEAN WITTER INTERMEDIATE TERM U.S. TREASURY
    TRUST* ..........................................                     0.35%(3)

------------

   *   Open-end investment company.

   **  Closed-end investment company.

   *** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

   (1) InterCapital has undertaken, from January 1, 1997 through April 30, 1997, to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.

   (2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.

   (3) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 31, 1997, whichever occurs first.

    InterCapital serves as investment adviser to the MIT, MIOT and MIOT III and as investment manager or investment adviser to the other investment companies listed below which have similar investment objectives to those of MIT, MIOT and MIOT III. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.

                                                                                       CURRENT INVESTMENT
                                                               NET ASSETS                MANAGEMENT OR
                                                             AS OF 03/12/97           ADVISORY FEE RATE(S)
                                                          ------------------  ----------------------------------
1.  DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND*  .......  $                  0.55% on assets up to $500
                                                                              million, scaled down at various
                                                                              asset levels to 0.45% on assets
                                                                              over $1.25 billion
2.  DEAN WITTER LIMITED TERM MUNICIPAL TRUST*  ..........                     0.50%
3.  DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST*  ....                     0.35%
4.  DEAN WITTER NATIONAL MUNICIPAL TRUST* ...............                     0.35% (1)
5.  DEAN WITTER NEW YORK TAX-FREE INCOME FUND*  .........                     0.55% on assets up to $500 million
                                                                              and 0.525% on assets over $500
                                                                              million
6.  DEAN WITTER TAX-EXEMPT SECURITIES TRUST* ............                     0.50% on assets up to $500
                                                                              million, scaled down at various
                                                                              asset levels to 0.325% on assets
                                                                              over $1.25 billion
7.  INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME
    TRUST** .............................................                     0.35%
8.  INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL
    SECURITIES** ........................................                     0.35%
9.  INTERCAPITAL INSURED CALIFORNIA MUNICIPAL
    SECURITIES** ........................................                     0.35%
10. INTERCAPITAL INSURED MUNICIPAL BOND TRUST**  ........                     0.35%
11. INTERCAPITAL INSURED MUNICIPAL INCOME TRUST**  ......                     0.35%
12. INTERCAPITAL INSURED MUNICIPAL SECURITIES**  ........                     0.35%
13. INTERCAPITAL INSURED MUNICIPAL TRUST** ..............                     0.35%
14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL
    SECURITIES** ........................................                     0.35%
15. INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST**  ......                     0.35%
16. INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST**  ..                     0.35%
17. INTERCAPITAL QUALITY MUNICIPAL SECURITIES**  ........                     0.35%
18. MUNICIPAL INCOME TRUST** ............................                     0.35% on assets up to $250 million
                                                                              and 0.25% on assets over $250
                                                                              million
19. MUNICIPAL INCOME TRUST II** .........................                     0.40% on assets up to $250 million
                                                                              and 0.30% on assets over $250
                                                                              million


                                                                                       CURRENT INVESTMENT
                                                               NET ASSETS                MANAGEMENT OR
                                                             AS OF 03/12/97           ADVISORY FEE RATE(S)
                                                          ------------------  ----------------------------------
20. MUNICIPAL INCOME TRUST III** ........................  $                  0.40% on assets up to $250 million
                                                                              and 0.30% on assets over $250
                                                                              million
21. MUNICIPAL INCOME OPPORTUNITIES TRUST** ..............                     0.50%
22. MUNICIPAL INCOME OPPORTUNITIES TRUST II**  ..........                     0.50%
23. MUNICIPAL INCOME OPPORTUNITIES TRUST III**  .........                     0.50%
24. MUNICIPAL PREMIUM INCOME TRUST** ....................                     0.40%
25. DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND***  ..                     0.50%
26. DEAN WITTER HAWAII MUNICIPAL TRUST* .................                     0.35% (2)

------------

   *   Open-end investment company

   **  Closed-end investment company

   *** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

   (1) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of that company.

   (2) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.


                      DEAN WITTER GOVERNMENT INCOME TRUST

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Government Income Trust on May 1, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated                 , 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
1.  Election of two (2) Trustees                  [ ]       [ ]         [ ]

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                      DEAN WITTER GOVERNMENT INCOME TRUST

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                          HIGH INCOME ADVANTAGE TRUST

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of High Income Advantage Trust on May 1, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of
Meeting dated                 , 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
1.  Election of two (2) Trustees                  [ ]       [ ]         [ ]

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                          HIGH INCOME ADVANTAGE TRUST

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                        HIGH INCOME ADVANTAGE TRUST II

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of High Income Advantage Trust II on May 1, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice
of Meeting dated              , 1997 as follows:







                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
1.  Election of two (2) Trustees                  [ ]       [ ]         [ ]

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                        HIGH INCOME ADVANTAGE TRUST II

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                      INTERCAPITAL INCOME SECURITIES INC.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of InterCapital Income Securities Inc. on May 1, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated                 , 1997 as follows:






                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
1.  Election of two (2) Trustees                  [ ]       [ ]         [ ]

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                      INTERCAPITAL INCOME SECURITIES INC.

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                            MUNICIPAL INCOME TRUST

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Municipal Income Trust on May 1, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of
Meeting dated                 , 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
1.  Election of two (2) Trustees                  [ ]       [ ]         [ ]

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                            MUNICIPAL INCOME TRUST

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                     MUNICIPAL INCOME OPPORTUNITIES TRUST

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Municipal Income Opportunities Trust on May 1, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated                 , 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
1.  Election of two (2) Trustees                  [ ]       [ ]         [ ]

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                     MUNICIPAL INCOME OPPORTUNITIES TRUST

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                   MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Municipal Income Opportunities Trust III on May 1, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in
the Notice of Meeting dated                  , 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES
     AS IN THE EXAMPLE
     USING BLACK OR
     BLUE INK

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
1.  Election of two (2) Trustees                  [ ]       [ ]         [ ]

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                   MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.